UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2010

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

30452 Esperanza

Rancho Santa Margarita, CA  92688

 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02.  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2010, Martin Weinstein was named Vice Chairman of the Board of Directors of Liquidmetal Technologies, Inc. (the “Company”).  See press release attached hereto as Exhibit 99.1.

On March 17, 2010, William Scott resigned as a Director of the Company.  Mr. Scott’s resignation was not the result of any disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies, or practices.

Item 9.01               Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Larry E. Buffington
Larry E. Buffington
President and Chief Executive Officer

Date: March 23, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 22, 2010